SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

         Date of Report: (Date of earliest event reported): June 5, 2000

                           BLUE DOLPHIN ENERGY COMPANY
             (Exact name of registrant as specified in its charter)

       DELAWARE                     0-15905                    73-1268729
(State of Incorporation)    (Commission File Number)         (IRS Employer
                                                          Identification No.)

                             801 TRAVIS, SUITE 2100
                              HOUSTON, TEXAS 77002

              (Address of Registrant's principal executive offices)

                                 (713) 227-7660
              (Registrant's telephone number, including area code)




                               (NOT APPLICABLE)

        (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS

      This Form 8-K amends the description of the common stock, par value $.01 per share (the "Common Stock"), of Blue Dolphin Energy Company, a Delaware corporation (the "Company"), contained in the Registration Statement on Form 8-A, as amended filed with the Securities and Exchange Commission on January 17, 1990. Pursuant to the Certificate of Incorporation of the Company, as amended, the authorized capital stock of the Company as of the date hereof, consists of 10,000,000 shares of Common Stock and 2,500,000 shares of preferred stock, par value $.10 per share (the "Preferred Stock"). As of April 30, 2000, we had 5,950,880 shares of Common Stock issued and outstanding and no shares of Preferred Stock issued and outstanding.

      The following is a description of the Company's capital stock.

      COMMON STOCK. Each share of Common Stock is entitled to one vote on all matters submitted for a vote to the holders of the capital stock of the Company. The Common Stock does not have cumulative voting rights. Subject to the superior rights of any series of Preferred Stock, the holders of Common Stock may receive ratably dividends if, when and as declared by the Board of Directors of the Company (the "Board of Directors") out of funds legally available therefore and, upon liquidation of the Company, are entitled to all assets remaining after the satisfaction of liabilities. The Common Stock has no redemption, conversion, preemptive or other subscription rights. The Common Stock is traded on the Nasdaq Small Cap Market under the Symbol "BDCO." The Transfer agent and registrar of the Common Stock is Securities Transfer Corporation, Dallas, Texas.

      PREFERRED STOCK. The Board of Directors is empowered, without the approval of the stockholders, to authorize the issuance of Preferred Stock in one or more series, to establish the number of shares included in each series, and to fix the relative rights, powers, preferences and limitations of each series. As a result, the Board of Directors has the power to afford the holders of any series of Preferred Stock greater rights, powers, preferences and limitations than the holders of Common Stock. The ability of the Board of Directors to establish the rights, powers, preferences and limitations and to issue Preferred Stock could be used as an anti-takeover device.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (c)   Exhibits

                  3.1   (1)   Certificate of Incorporation of the Company.

                  3.2   (2)   Certificate of Correction to the Certificate of
                              Incorporation of the Company dated June 30, 1987.

                  3.3   (2)   Certificate of Amendment to the Certificate of
                              Incorporation of the Company dated June 30, 1987.

                  3.4   (2)   Certificate of Amendment to the Certificate of
                              Incorporation of the Company dated December 11,
                              1989.

                  3.5   (2)   Certificate of Amendment to the Certificate of
                              Incorporation of the Company dated December 14,
                              1989.

                  3.6   (2)   Bylaws of the Company.

                  3.7   (3)   Certificate of Amendment to the Certificate of
                              Incorporation of the Company dated December 8,
                              1997.

(1) Incorporated herein by reference to Exhibits filed in connection with Registration Statement on Form S-4 of ZIM Energy Corp. filed under the Securities Act of 1933 (Commission File No. 33-5559).

(2) Incorporated herein by reference to Exhibits filed in connection with Form 10-K of Blue Dolphin Energy Company for the year ended December 31, 1989 under the Securities and Exchange Act of 1934, dated March 30, 1990 (Commission File No. 000-15905).

(3) Incorporated herein by reference to Exhibits filed in connection with the definitive Information Statement on Schedule 14C of Blue Dolphin Energy Company under the Securities and Exchange Act of 1934, dated November 18, 1997 (Commission File No. 000-15905).

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          BLUE DOLPHIN ENERGY COMPANY


Date: June 5, 2000                        By:   /S/ G. BRIAN LLOYD
                                              ----------------------------------
                                                G. Brian Lloyd
                                                Vice President, Treasurer

                               INDEX TO EXHIBITS

      EXHIBIT                 DESCRIPTION OF EXHIBIT
      -------                 ----------------------
      3.1   (1)               Certificate of Incorporation of the Company.

      3.2   (2)               Certificate of Correction to the Certificate of
                              Incorporation of the Company dated June 30, 1987.

      3.3   (2)               Certificate of Amendment to the Certificate of
                              Incorporation of the Company dated June 30, 1987.

      3.4   (2)               Certificate of Amendment to the Certificate of
                              Incorporation of the Company dated December 11,
                              1989.

      3.5   (2)               Certificate of Amendment to the Certificate of
                              Incorporation of the Company dated December 14,
                              1989.

      3.6   (2)               Bylaws of the Company.

      3.7   (3)               Certificate of Amendment to the Certificate of
                              Incorporation of the Company dated December 8,
                              1997.

(1) Incorporated herein by reference to Exhibits filed in connection with Registration Statement on Form S-4 of ZIM Energy Corp. filed under the Securities Act of 1933 (Commission File No. 33-5559).

(2) Incorporated herein by reference to Exhibits filed in connection with Form 10-K of Blue Dolphin Energy Company for the year ended December 31, 1989 under the Securities and Exchange Act of 1934, dated March 30, 1990 (Commission File No. 000-15905).

(3) Incorporated herein by reference to Exhibits filed in connection with the definitive Information Statement on Schedule 14C of Blue Dolphin Energy Company under the Securities and Exchange Act of 1934, dated November 18, 1997 (Commission File No. 000- 15905).